                  Morgan Stanley Municipal Income Opportunities Trust
                          Item 77(O) 10F-3 Transactions
                        December 1, 2006 - May 31, 2007

Securi  Purcha   Size   Offeri  Total   Amount    % of   % of
  ty      se/     of      ng    Amount    of     Offeri  Fund   Brokers   Purcha
Purcha   Trade  Offeri  Price     of    Shares     ng    s                sed
  sed    Date     ng      of   Offerin  Purcha   Purcha  Tota             From
                        Shares    g       sed     sed    l
                                          By       By    Asse
                                         Fund     Fund   ts
Tobacc  01/24/    -     $14.76 $3,622,  4,000   0.11%   4.52    Bear,     Bear
   o      07                   208,081   ,000             %    Stearns &  Stearn
Settle                           .50                           Co. Inc.,    s
 ment                                                          Citigroup
Financ                                                         , Merrill
  ing                                                           Lynch &
 Corp.                                                           Co.,
Series                                                         JPMorgan,
 2007                                                             UBS
                                                               Investmen
                                                                t Bank,
                                                                 A.G.
                                                               Edwards &
                                                                 Sons,
                                                                 Inc.,
                                                                 Alta
                                                                Capital
                                                                Group,
                                                               LLC, Apex
                                                                 Pryor
                                                               Securitie
                                                                s, Banc
                                                                  of
                                                                America
                                                               Securitie
                                                                s LLC,
                                                                 BB&T
                                                                Capital
                                                               Markets,
                                                                Butler
                                                                Wick &
                                                                 Co.,
                                                                 Inc.,
                                                                Cabrera
                                                                Capital
                                                               Markets,
                                                                 Inc.,
                                                               Commerce
                                                                Capital
                                                               Markets,
                                                                 Inc.,
                                                                Ferris
                                                                 Baker
                                                                Watts,
                                                               Incorpora
                                                                 ted,
                                                                 First
                                                                Albany
                                                                Capital
                                                                 Inc.,
                                                               George K.
                                                                Baum &
                                                               Company,
                                                                The GMS
                                                                Group,
                                                                 LLC,
                                                               Goldman,
                                                                Sachs &
                                                                 Co.,
                                                               Grigsby &
                                                               Associate
                                                               s, Inc.,
                                                                  JP
                                                               McGowan &
                                                               Company,
                                                                 Inc.,
                                                                Jackson
                                                               Securitie
                                                                s, LLC,
                                                                Janney
                                                               Montgomer
                                                                y Scott
                                                                 LLC,
                                                                Keybanc
                                                                Capital
                                                               Markets,
                                                                LaSalle
                                                               Financial
                                                               Services,
                                                                 Inc.,
                                                                 Loop
                                                                Capital
                                                                Markets
                                                                 LLC,
                                                                Morgan
                                                               Keegan &
                                                               Company,
                                                                 Inc.,
                                                                Morgan
                                                               Stanley,
                                                                  NW
                                                                Capital
                                                                Markets
                                                               Inc.,Pipe
                                                               r Jaffray
                                                                & Co.,
                                                                Popular
                                                               Securitie
                                                                s Inc.,
                                                                Powell
                                                                Capital
                                                               Markets,
                                                                 Inc.,
                                                                Prager,
                                                                Sealy &
                                                               Co., LLC,
                                                               Ramirez &
                                                                 Co.,
                                                                 Inc.,
                                                                Raymond
                                                                James &
                                                               Associate
                                                               s, Inc.,
                                                                  RBC
                                                                Capital
                                                               Markets,
                                                               Roosevelt
                                                                & Cross
                                                               Incorpora
                                                                 ted,
                                                                Siebert
                                                               Brandford
                                                                Shank &
                                                               Co., LLC,
                                                               Southwest
                                                               Securitie
                                                               s, Sterne
                                                                Agee &
                                                                Leach,
                                                                 Inc.,
                                                               Sturdivan
                                                               t & Co.,
                                                               Wachovia
                                                               Bank, NA